UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported): February 6, 2026

FOXO TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39783	85-1050265
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

477 South Rosemary Avenue
Suite 224
West Palm Beach, FL	33401
(Address of Principal Executive Offices)	(Zip Code)

(612) 800-0059

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 6, 2026, FOXO Technologies Inc., a Delaware corporation (the “Company”), entered into a Series E Preferred Stock Exchange Agreement (the “Exchange Agreement”) effective December 31, 2025 with Rennova Health, Inc., a Delaware corporation (“Rennova”). Pursuant to the Exchange Agreement, in full satisfaction and extinguishment of $200,000 in aggregate previously advanced amounts (the “Prior Advances”) made by Rennova to the Company during the period from December 4, 2025 to December 10, 2025, the Company agreed to issue to Rennova, and Rennova agreed to accept, 8,000 shares of the Company’s Series E Cumulative Redeemable Secured Preferred Stock, par value $0.0001 per share (the “Series E Preferred Stock”), at a stated value of $25.00 per share. Upon issuance of the 8,000 shares of Series E Preferred Stock to Rennova in accordance with the Exchange Agreement, the Prior Advances will be deemed fully satisfied, cancelled and of no further force or effect, and Rennova will have no further rights as a creditor of the Company with respect to the Prior Advances. A copy of the Exchange Agreement is attached hereto as Exhibit 99.1.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K regarding the issuance of shares of the Company’s Series E Preferred Stock to Rennova pursuant to the Exchange Agreement is incorporated by reference into this Item 3.02. The 8,000 shares of Series E Preferred Stock to be issued to Rennova in exchange for the Prior Advances were offered and will be issued in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Regulation D promulgated thereunder, as a transaction not involving a public offering. Rennova represented to the Company that it is an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act and that it is acquiring the Series E Preferred Stock for investment purposes only and not with a view to, or for resale in connection with, any distribution thereof in violation of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Series E Preferred Stock Exchange Agreement, dated as of December 31, 2025, by and between FOXO Technologies Inc. and Rennova Health, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOXO Technologies Inc.

Date: February 6, 2026	By:	/s/ Seamus Lagan
	Name:	Seamus Lagan
	Title:	Chief Executive Officer

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